                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------
                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 14, 1998

                     GOLDEN ISLES FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Georgia                            0-27448                       58-1756713
---------------------------             --------------------          ----------------------
  (State of Incorporation               (Commission File No.)         (IRS Employer I.D. No.)
     of incorporation)



  3811 Frederica Road, St. Simons Island, Georgia      31522
  -----------------------------------------------    ----------
  (Address of principal executive offices)           (Zip code)

Registrant's Telephone Number, including area code   (912) 638-0667



  ITEM 5.  Other Events
           ------------

  The Registrant sold substantially all the assets of its subsidiary, First Credit Service Corporation, on August 14, 1998 pursuant to an Asset Purchase Agreement dated August 11, 1998 by and among First Credit Service Corporation ("AFCC"); Golden Isles Financial Holdings, Inc. and New South Financial Services, Inc. ("New South"). Attached hereto is a copy of the Asset Purchase Agreement and Schedules thereto. The acquisition was initially closed on August 14, 1998 and pursuant to paragraph 3.2 of the Asset Purchase Agreement, New South paid to FCC $9,365,120.00 as the "Estimated Purchase Price." Ten days thereafter pursuant to Section 3.3(b) of the Asset Purchase Agreement, FCC notified New South on August 24, 1998 that the purchase price should be increased by $89,922.00. New South has not notified FCC of any proposed changes in the purchase price. New South has ten days to disagree with FCC's proposed increase in the purchase price. Additionally FCC has entered into a letter of intent to sell some charged-off loans that were not purchased by New South to another party for $100,000.00 plus depreciated book values of certain personal property and those negotiations are ongoing. The assets sold to New South were all loans of FCC, except loans which were or should have been charged off pursuant to FCC's charge-off policy, personal property of FCC located in the Martinez, Brunswick, and Kingsland branch of FCC, certain itemized contracts, all records relating to purchased assets of FCC and all insurance contracts relating to loans purchased.

  ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

  (c) Exhibits.  The following exhibits are filed as a part of this report:

  2.1 Asset Purchase Agreement by and among Registrant, First Credit Service Corporation, and New South Financial Services, Inc., dated August 11, 1998.



                               INDEX OF EXHIBITS

Exhibit Number    Description
--------------    -----------

2.1 Asset Purchase Agreement by and among Registrant, First Credit Service Corporation, and New South Financial Services, Inc., dated August 11, 1998.



                                  SIGNATURES

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GOLDEN ISLES FINANCIAL HOLDINGS, INC.



Date:   August 27, 1998             By:  /s/ J. Thomas Whelchel
      -------------------                ------------------------------------
                                                                  (Signature)


                                    J. Thomas Whelchel, Chairman of the Board
                                    -----------------------------------------
                                    (Print name and title of signing officer)